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                                                                    EXHIBIT 10.2

                            ASSIGNMENT AND ASSUMPTION
                             OF ASSET SALE AGREEMENT

         This ASSIGNMENT AND ASSUMPTION OF ASSET SALE AGREEMENT (this "ASSIGNMENT") is made and entered into effective as of the 16th day of January, 2004 (the "EFFECTIVE TIME") by and between IASIS Healthcare Corporation, a Delaware corporation ("ASSIGNOR"), and Lake Mead Hospital, Inc., a Delaware corporation ("ASSIGNEE").


                              W I T N E S S E T H:

         WHEREAS, NLVH, Inc., a Nevada corporation ("SELLER"), and Assignor have entered into that certain Asset Sale Agreement of even date herewith (the "AGREEMENT"; all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement), whereby (i) Assignor has agreed to purchase and Seller has agreed to sell substantially all of the assets of Seller with respect to the operation of the Hospital and (ii) Assignor has agreed to assume certain obligations of Seller with respect to the operation of the Hospital.

         WHEREAS, Assignor has agreed to assign, and Assignee has agreed to assume, all of Assignor's rights, title, benefits, interest, duties and obligations as Purchaser in, to and under the Agreement on the terms contained herein. Any conflict between the terms hereof and the Agreement shall be governed by the terms of the Agreement.

         NOW, THEREFORE, for and in consideration of One Hundred Dollars ($100) and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Assignor hereby transfers, grants, conveys and assigns to Assignee all of Assignor's right, title, benefits, interest, duties and obligations in, to and under the Agreement.

         Assignee hereby accepts such transfer, grant, conveyance and assignment and assumes and agrees to perform and be bound by the terms and conditions of the Agreement and agrees to perform and discharge Assignor's obligations and liabilities under the Agreement.

         This Assignment shall be governed by, and construed under, the laws of the State of Nevada.

         This Assignment may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.



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         Assignor hereby acknowledges and agrees that its assignment of its obligations under the Agreement to Assignee as set forth herein is subject to Assignor's agreement to guarantee the performance of such obligations pursuant to that certain Guaranty of Payment and Performance, of even date herewith, in favor of Seller.


                     [The next page is the signature page.]












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         IN WITNESS WHEREOF, the undersigned have caused this Assignment to be duly executed as of the day and year first above written.


                                       ASSIGNOR:

                                       IASIS HEALTHCARE CORPORATION


                                       By: /s/ W. Carl Whitmer
                                       Name: W. Carl Whitmer
                                       Title: Chief Financial Officer



                                       ASSIGNEE:

                                       LAKE MEAD HOSPITAL, INC.


                                       By: /s/ Frank A. Coyle
                                       Name: Frank A. Coyle
                                       Title: Secretary